Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the GoodHaven Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the GoodHaven Funds Trust for the period ended May 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GoodHaven Funds Trust for the stated period.

/s/ Larry Pitkowsky Larry Pitkowsky President and Principal Executive Officer
Dated: July 28, 2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GoodHaven Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the GoodHaven Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the GoodHaven Funds Trust for the period ended May 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GoodHaven Funds Trust for the stated period.

/s/ Lynn Iacona Lynn Iacona Treasurer and Principal Financial Officer
Dated: July 28, 2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GoodHaven Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.